UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2016

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive #325
Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

(703) 865-0700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2016, HC2 Holdings, Inc. (the “Company”) entered into a voluntary conversion agreement (the “Series A Voluntary Conversion Agreement”) with Corrib Master Fund, Ltd. (“Corrib”), a holder of 1,000 shares of the Company’s Series A Convertible Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”).
On August 2, 2016 the Company separately entered into an additional voluntary conversion agreement (the “Series A-1 Voluntary Conversion Agreement”) with Luxor Capital Partners, LP, Luxor Capital Partners Offshore Master Fund, LP, Thebes Offshore Master Fund, LP and Luxor Wavefront, LP, investment entities collectively managed by Luxor Capital Group, LP ( “Luxor”), that together hold 9,000 shares of the Company’s Series A-1 Convertible Participating Preferred Stock, par value $0.01 per share (the “Series A-1 Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”).
The Series A Voluntary Conversion Agreement and the Series A-1 Voluntary Conversion Agreement are collectively referred to as the “Voluntary Conversion Agreements.” The transactions provided for in the Voluntary Conversion Agreements and described below are referred to as the “Voluntary Conversions.”
Pursuant to the terms of the Series A Voluntary Conversion Agreement, the Company and Corrib have mutually agreed that on the closing date of the Voluntary Conversions, (i) Corrib will voluntarily convert the 1,000 shares of Series A Preferred Stock it holds into 238,492 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the terms of the Certificate of Designation of Series A Convertible Participating Preferred Stock (the “Series A Certificate of Designation”), such amount representing the number of shares of Common Stock into which the Series A Preferred Stock held by Corrib is currently convertible pursuant to the terms of the Series A Certificate of Designation and (ii) in consideration of Corrib making such conversion, the Company will issue 15,318 newly issued shares of Common Stock to Corrib in a private placement exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”).
Pursuant to the terms of the Series A-1 Voluntary Conversion Agreement, the Company and Luxor have mutually agreed that on the closing date of the Voluntary Conversions, (i) Luxor will voluntarily convert the 9,000 shares of Series A-1 Preferred Stock it holds into 2,119,765 shares of the Common Stock pursuant to the terms of the Certificate of Designation of Series A-1 Convertible Participating Preferred Stock (the “Series A-1 Certificate of Designation”), such amount representing the number of shares of Common Stock into which the Series A-1 Preferred Stock held by Luxor is currently convertible pursuant to the terms of the Series A-1 Certificate of Designation and (ii) in consideration of Luxor making such conversion, the Company will issue 136,149 newly issued shares of Common Stock to Luxor in a private placement exempt from registration requirements pursuant to Section 4(2) of the Securities Act.
The respective Voluntary Conversion Agreements additionally provide that, as consideration to Corrib and Luxor for foregoing certain dividends they would have otherwise been entitled to receive had they not converted the Preferred Stock they hold into Common Stock, the Company will issue to each of Corrib and Luxor, respectively, additional newly issued shares of Common Stock in private placements exempt from the registration requirements pursuant to Section 4(2) of the Securities Act, if requirements relating to the eligibility for such dividends under the Series A Certificate of Designation (as in effect on the closing date of the Voluntary Conversions) and the Series A-1 Certificate of Designation (as in effect on the closing date of the Voluntary Conversions), respectively, are met. The Series A Certificate of Designation and the Series A-1 Certificate of Designation, respectively, have not been amended or otherwise altered in connection with the Voluntary Conversions.
In connection with the closing, the Company has entered into Registration Rights Agreements with Corrib and Luxor pursuant to which the Company will file a registration statement with the Securities and Exchange Commission promptly following the closing date to register the resale of the shares of Common Stock issued in the Voluntary Conversions.
The Voluntary Conversion Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, Corrib and Luxor, respectively, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Voluntary Conversion Agreements were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Copies of the Voluntary Conversion Agreements will each be attached as an exhibit to subsequent filings of the Company. The foregoing description of the terms of the Voluntary Conversion Agreements does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 3.02. Unregistered Sales of Equity Securities

On the closing date of the Voluntary Conversions the Company will issue 151,467 shares of Common Stock, and in certain other circumstances on future dates, the Company will issue shares of Common Stock in accordance with the terms of the Voluntary Conversion Agreements. The shares of Common Stock issued at closing and any shares issued as part of any future issuances pursuant to the terms of the Voluntary Conversion Agreements will be issued in private placements exempt from registration pursuant to Section 4(2) of the Securities Act. The information regarding the issuance of shares of Common Stock set forth under Item 1.01 is incorporated by reference into this Item 3.02.
Cautionary Statement Regarding Forward Looking Statements

Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. In accordance with the Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995, this Current Report and associated press releases contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. These statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company's actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions, trading characteristics of the HC2 common stock, the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities, our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions, integrating financial reporting of acquired or target businesses, completing pending and future acquisitions, and dispositions, litigation and other contingent liabilities and changes in regulations, taxes and risks that may affect the performance of the operating subsidiaries of HC2. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2016

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Paul L. Robinson
Paul L. Robinson
Chief Legal Officer and Corporate Secretary